UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2006

CWALT, Inc. (as depositor under an Indenture, dated as of June 23, providing for, inter alia, the issuance of GSC Capital Corp. Mortgage Trust 2006-2, Alternative Loan Trust Notes, Series 2006-2)

CWALT, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-131630-30 (Commission File Number)	87-0698307 (I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California (Address of Principal Executive Offices)		91302 (Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

25.1 Statement of Eligibility of The Bank of New York on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWALT, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: July 8, 2006

EXHIBIT INDEX

Exhibit
Number	Description

25.1	Statement of Eligibility of The Bank of New York on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.